SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       July 1, 2000
                                                  -----------------


                                NBT Bancorp Inc.
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                  (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-14703               16-1268674
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)        Identification Number)


   52 South Broad Street, Norwich, New York                             13815
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(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code        607/337-2265
                                                   -------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         On July 1, 2000, NBT Bancorp Inc., parent company of NBT Bank, N.A. and LA Bank, N.A., and Pioneer American Holding Company Corp., parent company of Pioneer American Bank, N.A., completed their merger. The merger results in NBT being the surviving holding company for NBT Bank, LA Bank and Pioneer American Bank. In the merger, NBT issued 1.805 shares of NBT common stock for each share of Pioneer American common stock or approximately 5.2 million shares of NBT common stock to the former stockholders of Pioneer American. Three members of the board of directors of Pioneer American, Messrs. Richard Chojnowski, Gene E. Goldenziel, and Joseph G. Nasser, have become members of the NBT Board of Directors. The merger is accounted for as a pooling of interests and qualifies as a tax- free exchange for the former Pioneer American stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The (i) consolidated audited balance sheets of Pioneer American as of December 31, 1999 and 1998 and (ii) consolidated statements of income and cash flows of Pioneer American for the fiscal years ended December 31, 1999, 1998 and 1997 have been filed with the SEC as part of Pioneer American's Annual Report on Form 10-K, filed March 13, 2000 (File No. 0- 14506), and are incorporated by reference. The (iii) unaudited consolidated balance sheet of Pioneer American as of March 31, 2000 and (iv) unaudited consolidated statements of income and cash flows of Pioneer American for the three months ended March 31, 2000 and 1999 have been filed with the SEC as part of Pioneer American's Quarterly Report on Form 10-Q, filed May 10, 2000 (File No. 0-14506), and are incorporated herein by reference. (to be filed by amendment)

         The (i) consolidated audited balance sheets of BSB Bancorp, Inc. as of December 31, 1999 and 1998 and (ii) consolidated statements of income and cash flows of BSB Bancorp for the fiscal years ended December 31, 1999, 1998 and 1997 have been filed with the SEC as part of BSB Bancorp's Annual Report on Form 10-K, filed March 30, 2000 (File No. 0-17177), and are incorporated by reference. The (iii) unaudited consolidated balance sheet of BSB Bancorp as of March 31, 2000 and (iv) unaudited consolidated statements of income and cash flows of BSB Bancorp for the three months ended March 31, 2000 and 1999 have been filed with the SEC as part of BSB Bancorp's Quarterly Report on Form 10-Q, filed May 15, 2000 (File No. 0-17177), and are incorporated herein by reference. (to be filed by amendment)

         (b) Pro Forma Financial Information. The (i) pro forma combined condensed statements of income of NBT, Pioneer American and BSB Bancorp for the three months ended March 31, 2000 and 1999, and the years ended December 31, 1999, 1998 and 1997; and (ii) pro forma combined condensed balance sheet of NBT, Pioneer American and BSB Bancorp as of March 31, 2000. (to be filed by amendment)

         (c) Exhibits.



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         The  following   exhibits  are  filed  with  this  Current   Report  or
incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number            Description
------            -----------

23.1              Consent of KPMG LLP (to be filed by amendment)

23.2              Consent   of   PricewaterhouseCoopers   LLP  (to  be filed  by
                  amendment)

99.1 Consolidated audited balance sheets of Pioneer American as of December 31, 1999 and 1998 and consolidated statements of income and cash flows of Pioneer American for the fiscal years ended December 31, 1999, 1998 and 1997 (incorporated by reference to Pioneer American's Annual Report on Form 10-K, filed March 13, 2000, File No. 0-14506) (to be filed by amendment).

99.2 Unaudited consolidated balance sheet of Pioneer American as of March 31, 2000 and unaudited consolidated statements of income and cash flows of Pioneer American for the three months ended March 31, 2000 and 1999 (incorporated by reference to Pioneer American's Quarterly Report on Form 10-Q, filed May 10, 2000, File No. 0-14506) (to be filed by amendment).

99.3 Consolidated audited balance sheets of BSB Bancorp as of December 31, 1999 and 1998 and consolidated statements of income and cash flows of BSB Bancorp for the fiscal years ended December 31, 1999, 1998 and 1997 (incorporated by reference to BSB Bancorp's Annual Report on Form 10-K, filed March 30, 2000, File No. 0-17177) (to be filed by amendment).

99.4 Unaudited consolidated balance sheet of BSB Bancorp as of March 31, 2000 and unaudited consolidated statements of income and cash flows of BSB Bancorp for the three months ended March 31, 2000 and 1999 (incorporated by reference to BSB Bancorp's Quarterly Report on Form 10-Q, filed May 15, 2000, File No. 0-17177) (to be filed by amendment).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NBT BANCORP INC.


                                         By:  /s/ Daryl R. Forsythe
                                            ------------------------------------
                                                 Name: Daryl R. Forsythe
                                                 Title: President and Chief
                                                  Executive Officer

Date:  July 14, 2000